Exhibit 1

SCHEDULE OF FUNDED DEBT AT DECEMBER 31, 2023

Currency	Value Date	Interest %	Maturity Date	Initial amount in currency of borrowing (in millions)	Amount outstanding in currency of borrowing (in millions)	Amount outstanding in millions of U.S. dollars(1)
U.S. dollars	May 16, 2019	2.250	May 16, 2024	2,500	2,500	2,500
U.S. dollars	May 28, 2020	0.500	May 28, 2025	3,000	3,000	3,000
Russian rubles	July 16, 2020	4.250	July 16, 2025	2,000	1,178	13
Russian rubles	November 18, 2020	4.250	July 16, 2025	2,500	2,500	28
Russian rubles	January 14, 2021	4.250	July 16, 2025	1,000	1,000	11
Russian rubles	April 26, 2021	4.250	July 16, 2025	2,000	2,000	22
Thai baht	September 9, 2020	0.375	September 9, 2025	350	350	10
Turkish lira	September 16, 2020	12.750	September 16, 2025	150	150	5
Turkish lira	September 24, 2020	14.100	September 24, 2024	160	160	5
Pound sterling	October 21, 2020	0.200	December 15, 2025	800	800	1,019
Pound sterling	May 6, 2021	0.200	December 15, 2025	200	200	255
Pound sterling	March 29, 2022	0.200	December 15, 2025	50	50	64
Turkish lira	January 22, 2021	13.500	January 22, 2024	200	200	7
Turkish lira	October 19, 2021	13.500	January 22, 2024	200	200	7
U.S. dollars	January 27, 2021	0.500	January 27, 2026	3,000	3,000	3,000

Indonesian rupiah	January 29, 2021	4.500	January 29, 2024	700,000	120,000	7
South African rand	February 2, 2021	4.000	February 2, 2024	1,000	60	3
Indian rupee	February 10, 2021	5.000	February 10, 2026	2,500	1,220	15
Philippine pesos	February 10, 2021	2.375	February 10, 2025	1,000	1,000	18
Indonesian rupiah	February 10, 2021	4.500	February 10, 2026	500,000	267,000	16
Mexican pesos	March 10, 2021	5.000	March 5, 2026	500	500	30
Philippine pesos	March 12, 2021	2.750	March 12, 2024	1,000	1,000	18
Chinese yuan	March 24, 2021	2.500	March 24, 2025	350	350	49
Chinese yuan	January 11, 2022	2.500	March 24, 2025	100	100	14
Chinese yuan	April 12, 2022	2.500	March 24, 2025	140	140	20
Chinese yuan	April 29, 2022	2.500	March 24, 2025	100	100	14
Chinese yuan	August 16, 2022	2.500	March 24, 2025	70	70	10
U.S. dollars	April 15, 2021	Floating Rate	April 15, 2026	500	500	500
U.S. dollars	December 1, 2021	Floating Rate	April 15, 2026	200	200	200
Turkish lira	April 29, 2021	18.000	April 29, 2024	250	250	8
Australian dollars	May 6, 2021	1.000	May 6, 2026	500	500	341
U.S. dollars	September 16, 2021	0.500	October 30, 2024	2,500	2,500	2,500
Indonesian rupiah	November 4, 2021	4.500	November 4, 2024	750,000	750,000	45
Indian rupee	December 8, 2021	6.000	December 8, 2031	1,500	1,500	18

Indian rupee	September 16, 2022	6.000	December 8, 2031	1,000	1,000	12
Indian rupee	September 27, 2022	6.000	December 8, 2031	1,100	1,100	13
Indian rupee	January 20, 2023	6.000	December 8, 2031	900	900	11
Indian rupee	February 6, 2023	6.000	December 8, 2031	2,500	2,500	30
Indian rupee	June 13, 2023	6.000	December 8, 2031	1,600	1,600	19
Australian dollars	January 18, 2022	1.900	January 18, 2027	500	500	341
Australian dollars	December 15, 2022	1.900	January 18, 2027	50	50	34
Pound sterling	January 20, 2022	1.125	September 15, 2026	500	500	637
Indian rupee	January 25, 2022	5.750	January 25, 2027	5,000	5,000	60
Philippine pesos	January 27, 2022	4.250	January 27, 2027	3,800	3,800	69
Philippine pesos	March 17, 2023	4.250	January 27, 2027	1,100	1,100	20
Hong Kong dollars	February 7, 2022	0.865	February 7, 2024	100	100	13
Hong Kong dollars	February 10, 2022	0.965	February 10, 2024	400	400	51
Chinese yuan	February 10, 2022	2.645	February 10, 2024	300	300	42
U.S. dollars	March 1, 2022	1.500	March 1, 2024	50	50	50
Chinese yuan	March 16, 2022	3.180	March 16, 2024	200	200	28
Euro	April 25, 2022	0.973	April 26, 2027	150	150	166
Chinese yuan	May 26, 2022	2.400	May 26, 2025	1,500	1,500	211
U.S. dollars	June 10, 2022	3.020	June 10, 2027	250	250	250

U.S. dollars	June 29, 2022	3.375	June 29, 2025	1,250	1,250	1,250
U.S. dollars	August 16, 2022	Floating Rate	August 16, 2027	500	500	500
U.S. dollars	March 13, 2023	Floating Rate	August 16, 2027	50	50	50
Chinese yuan	August 17, 2022	3.100	August 17, 2025	500	500	70
Chinese yuan	August 24, 2022	3.100	August 17, 2025	125	125	18
U.S. dollars	August 17, 2022	3.150	August 17, 2027	150	150	150
Hong Kong dollars	August 18, 2022	3.235	February 18, 2024	500	500	64
Hong Kong dollars	August 23, 2022	3.140	August 23, 2024	500	500	64
U.S. dollars	September 2, 2022	3.500	September 2, 2024	25	25	25
Chinese yuan	September 8, 2022	2.950	September 8, 2025	2,200	2,200	309
Turkish lira	September 8, 2022	45.000	March 8, 2024	600	600	20
U.S. dollars	September 14, 2022	3.750	September 14, 2027	2,000	2,000	2,000
Chinese yuan	September 16, 2022	2.910	September 16, 2026	350	350	49
Chinese yuan	September 22, 2022	2.900	September 24, 2024	350	350	49
Turkish lira	September 29, 2022	46.000	March 29, 2024	750	750	25
Turkish lira	September 29, 2022	35.000	September 29, 2025	500	500	17
Turkish lira	September 29, 2022	30.000	September 29, 2027	500	500	17
Turkish lira	November 1, 2022	42.500	May 1, 2024	500	500	17
Turkish lira	December 14, 2022	42.500	May 1, 2024	500	500	17

Georgian lari	December 28, 2022	Floating Rate	December 28, 2025	267	267	99
Pound sterling	January 11, 2023	4.375	June 11, 2026	650	650	828
Pound sterling	January 30, 2023	4.375	June 11, 2026	100	100	127
Pound sterling	February 6, 2023	4.375	June 11, 2026	250	250	319
Turkish lira	January 19, 2023	30.000	July 19, 2024	750	750	25
U.S. dollars	January 18, 2023	4.000	January 18, 2028	2,000	2,000	2,000
Mexican pesos	February 2, 2023	Zero Coupon	February 2, 2043	2,700	2,700	159
Hong Kong dollars	February 7, 2023	3.963	August 7, 2024	200	200	26
Hong Kong dollars	February 8, 2023	3.970	August 8, 2024	300	300	38
Mexican pesos	February 8, 2023	Zero Coupon	February 8, 2038	4,000	4,000	236
South African rand	February 8, 2023	7.500	February 8, 2028	500	500	27
Hong Kong dollars	February 13, 2023	4.220	August 13, 2024	500	500	64
Euro	February 14, 2023	3.000	February 14, 2028	1,500	1,500	1,659
Hong Kong dollars	February 17, 2023	4.280	August 17, 2024	500	500	64
Hong Kong dollars	February 23, 2023	4.350	August 23, 2024	300	300	38
U.S. dollars	March 16, 2023	4.480	March 16, 2028	150	150	150
Indian rupee	March 31, 2023	Zero Coupon	March 31, 2030	4,250	4,250	51
Chinese yuan	April 17, 2023	2.665	April 17, 2026	500	500	70
Polish złoty	April 17, 2023	6.000	April 17, 2028	100	100	25

Turkish lira	April 17, 2023	40.000	October 17, 2024	1,000	1,000	34
Turkish lira	April 19, 2023	35.000	July 19, 2024	1,000	1,000	34
Turkish lira	April 25, 2023	40.000	April 25, 2025	1,000	1,000	34
Mexican pesos	May 4, 2023	9.950	May 4, 2043	2,000	2,000	118
Mexican pesos	September 28, 2023	Zero Coupon	May 4, 2043	1,300	1,300	77
Chinese yuan	April 26, 2023	2.930	April 26, 2028	1,500	1,500	211
Australian dollars	May 17, 2023	4.000	May 17, 2028	500	500	341
Hong Kong dollars	June 7, 2023	4.180	June 7, 2024	160	160	20
Swiss franc	June 26, 2023	1.750	June 26, 2030	200	200	238
Chinese yuan	June 14, 2023	2.700	June 14, 2028	2,500	2,500	352
Hong Kong dollars	June 21, 2023	4.195	June 21, 2024	200	200	26
Hong Kong dollars	June 23, 2023	4.280	June 23, 2024	400	400	51
Hong Kong dollars	June 28, 2023	4.380	June 28, 2024	200	200	26
Indian rupee	June 30, 2023	6.650	June 30, 2033	4,500	4,500	54
Chinese yuan	July 14, 2023	2.600	July 14, 2027	300	300	42
Hong Kong dollars	August 18, 2023	4.600	August 19, 2024	300	300	38
Hong Kong dollars	August 24, 2023	4.260	August 24, 2026	200	200	26
Chinese yuan	September 1, 2023	2.570	September 1, 2026	300	300	42
Hong Kong dollars	September 7, 2023	4.390	September 7, 2024	400	400	51

U.S. dollars	September 14, 2023	4.875	September 14, 2026	2,000	2,000	2,000
Hong Kong dollars	September 18, 2023	4.565	September 18, 2024	300	300	38
Hong Kong dollars	September 19, 2023	4.600	September 19, 2024	400	400	51
Chinese yuan	September 22, 2023	2.920	September 22, 2024	300	300	42
Turkish lira	September 28, 2023	37.000	September 29, 2025	1,000	1,000	34
Turkish lira	October 18, 2023	45.000	October 18, 2024	1,000	1,000	34
Turkish lira	November 30, 2023	42.250	December 30, 2024	2,250	2,250	76
Total(2)(3)						30,640

Notes:

(1)	The amount outstanding in millions of U.S. dollars is computed using the exchange rate at December 31, 2023.
(2)

The figures included in this schedule do not include premiums, discounts and other accounting adjustments that are included in the total amount of borrowings in the Statement of Financial Position of the Asian Infrastructure Investment Bank (“AIIB”) as at December 31, 2023, which is included in the audited financial statements for the year ended December 31, 2023 in Exhibit 2 of this annual report on Form 18-K.

(3)	Totals in this schedule may not sum exactly due to rounding differences.

SCHEDULE OF ANNUAL AMORTIZATION OF FUNDED DEBT OUTSTANDING AT DECEMBER 31, 2023

(IN MILLIONS OF U.S. DOLLARS)(1)

Currency	2024	2025	2026	2027	2028	2029 and after	Total(2)
Australian dollars	0	0	341	375	341	0	1,057
Chinese yuan	162	715	162	42	563	0	1,643
Euro	0	0	0	166	1,659	0	1,825
Georgian lari	0	99	0	0	0	0	99
Hong Kong dollars	725	0	26	0	0	0	750
Indian rupee	0	0	15	60	0	209	283
Indonesian rupiah	52	0	16	0	0	0	68
Mexican pesos	0	0	30	0	0	591	620
Philippine pesos	18	18	0	88	0	0	125
Polish złoty	0	0	0	0	25	0	25
Pound sterling	0	1,338	1,911	0	0	0	3,249
Russian rubles	0	75	0	0	0	0	75
South African rand	3	0	0	0	27	0	30
Swiss franc	0	0	0	0	0	238	238
Thai baht	0	10	0	0	0	0	10
Turkish lira	310	90	0	17	0	0	417
U.S. dollars	5,075	4,250	5,700	2,950	2,150	0	20,125
Total(2)(3)	6,345	6,594	8,200	3,699	4,765	1,037	30,640

Notes:

(1)	Amounts outstanding in millions of U.S. dollars is computed using the exchange rate at December 31, 2023.
(2)	Totals in this schedule may not sum exactly due to rounding differences.
(3)

The figures included in this schedule do not include premiums, discounts and other accounting adjustments that are included in the total amount of borrowings in AIIB’s Statement of Financial Position as at December 31, 2023, which is included in the audited financial statements for the year ended December 31, 2023 in Exhibit 2 of this annual report on Form 18-K.